UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2004

REGENT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15392	31-1492857

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky		41011

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (859) 292-0030

Not Applicable

(Former name or former address, if changed since last report)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
INDEX TO EXHIBITS
Exhibit 99.1

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 26, 2004, Regent Communications, Inc. (“Regent”) issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about Regent’s fourth fiscal quarter and fiscal year ended December 31, 2003. The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENT COMMUNICATIONS, INC. (Registrant)
Date: February 26, 2004	By:	/s/ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit #	Description

99.1	Press release, dated February 26, 2004, issued by Regent Communications, Inc.

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